UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	333-198881 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

7200 S. Alton Way, Suite B-220

Centennial, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On August 22, 2016, PetroShare Corp. (the “Company”) mailed to its shareholders of record as of August 18, 2016 information regarding the annual meeting of the Company’s shareholders to be held on September 8, 2016. The purpose of the annual meeting is as follows:

1.                                      To elect six directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until their successors are elected and qualified;

2.                                      To approve the amendment and restatement of the PetroShare Corp. Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance from 5,000,000 to 10,000,000;

3.                                      To grant the Board of Directors the discretionary authority to effect a reverse stock split of the Company’s common stock;

4.                                      To ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

5.                                      To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

A copy of the proxy statement that was mailed to the Company’s shareholders is attached to this report as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibits.  The following exhibits are filed or furnished with this report:

99.1                        Proxy statement and proxy card

Caution Concerning Forward-Looking Statements

This report and the proxy statement contain certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results.  These forward-looking statements include, among others, statements regarding the benefits that the Company expects from proposed transactions and plans and objectives of management for future operations.  Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate.  Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to receipt of working capital, the level of success in exploration, development and production activities, possible defects in title to properties, the ability to negotiate acceptable surface-use agreements with landowners, fluctuations in the market price of precious crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission.  Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof.  The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in this report and the proxy statement are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: August 23, 2016	By:	/s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer

Exhibit Index

The following is a list of the Exhibits filed or furnished with this report.

Exhibit
Number	Description of Exhibit

99.1	Proxy statement and proxy card